Exhibit 99.1

1 June 2, 2026 Performance Trust Capital Connect

2 Forward Looking Statements Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (the “SEC”), in our annual reports to our stockholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward-looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters. Although the Company believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in general business and economic conditions on a national basis and in the local markets in which the Company operates, including changes which adversely affect borrowers’ ability to service and repay loans; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; turbulence in the capital and debt markets; reductions in net interest income resulting from interest rate volatility as well as changes in the balances and mix of loans and deposits; changes in interest rates and real estate values; changes in loan collectability and increases in defaults and charge-off rates; decreases in the value of securities and other assets, adequacy of credit loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; risks related to the Company’s acquisitions generally, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; unforeseen integration issues or impairment of other intangibles; and the Company’s inability to achieve expected revenues, cost savings, synergies, and other benefits at levels or within the timeframes originally anticipated; changing government regulation; competitive pressures from other financial institutions; changes in legislation or regulation and accounting principles, policies and guidelines; cybersecurity incidents, fraud, natural disasters, and future pandemics; the risk that the Company may not be successful in the implementation of its business strategy; the risk that intangibles recorded in the Company’s financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Form 10-K and updated by our Quarterly Report on Form 10-Q and other filings submitted to the SEC. These statements speak only as of the date of this release and the Company does not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events. 2

3 NB Bancorp, Inc. Overview

4 Overview of NB Bancorp, Inc. NASDAQCM: NBBK Headquartered: Needham, MA IPO: December 2023; Raised ~$410M in gross proceeds BankProv: Acquisition Closed November 15, 2025 Fourth largest public community bank headquartered in Massachusetts The “Builder’s Bank” with deep community relationships and extensive expertise Full-service bank with an array of commercial banking products for retail and business customers Founded in 1892 to help businesses and customers build their futures Total Assets $7.2B Total Gross Loans $6.2B Total Deposits $6.1B Total Equity $843M TCE/ TA 11.21%² Tier 1 Leverage Ratio 11.68%¹ Tier 1 Capital Ratio 12.19%¹ Total Capital Ratio 13.00%¹ Q1’26 Operating ROAA 0.92%² Q1’26 Operating ROATCE 7.43%² Q1’26 NIM 3.94% Q1’26 Operating Efficiency Ratio 60.06%² Balance Sheet Profitability Capital 1) Financials reflect regulatory holding company data; estimated prior to filing of call report 2) See Appendix for reconciliation of non-GAAP financial metrics 4

5 Performance Post -IPO 5 1) See Appendix for reconciliation of non-GAAP financial metrics • Asset Growth in $M +40.1% • Deposits in $M +40.7% • Operating EPS1 +46.2% • Net Interest Margin YTD +13.2% • Operating ROAA1 +6.4% • Share Price +110.7% $4,333 $6,097 IPO Q1'26 $5,158 $7,226 IPO Q1'26 $0.26 $0.38 IPO Q1'26 3.48% 3.94% IPO Q1'26 0.86% 0.92% IPO Q1'26 $10.00 $21.07 IPO Q1'26

6 1) Excludes banks with total assets greater than $10 billion; FDIC deposit data as of June 30, 2025 Source: S&P Capital IQ Pro Well Positioned in Highly Attractive Markets Our branch network covers the metro-west area of Boston, southern New Hampshire and surrounding communities which are our primary deposit market areas. We consider our primary lending market area to be the Greater Boston metropolitan area and surrounding communities in Massachusetts, eastern Connecticut, southern New Hampshire and Rhode Island. 6 Boston-Cambridge-Newton, MA-NH MSA Total Population: 5,065,382 ‘26-’31 Proj. Pop. Change: 2.14% Median HHI: $121,960 Proj. HHI Change: 12.10% Manchester-Nashua, NH MSA Total Population: 431,907 ‘26-’31 Proj. Pop. Change: 1.40% Median HHI: $113,649 Proj. HHI Change: 10.83% MA NH Springfield Manchester Concord Boston Lowell Plymouth NBBK (18) Keene Gardner Brockton Pittsfield Worcester Gloucester Dover Boston MSA Community Bank Deposit Market Share¹ Total Deps. 2024 2025 in Market Rank Rank Institution ($M) 2 1 Salem Five Bancorp 5,752 1 2 Cambridge Financial Group Inc. 5,410 3 3 NB Bancorp Inc. 5,246 4 4 Middlesex Bancorp MHC 4,755 6 5 Leader Bancorp Inc. 4,146 5 6 Charlesbridge MHC 4,019 7 7 IFS 1820 Bancorp MHC 3,261 9 8 Hometown Financial Group MHC 2,685 8 9 Northern Bancorp Inc. 2,669 11 10 River Run Bancorp MHC 2,294 All Other Market Participants 31,326 Market Total 71,564 Manchester MSA Community Bank Deposit Market Share¹ Total Deps. 2024 2025 in Market Rank Rank Institution ($M) 1 1 Primary Bank 575 2 2 NB Bancorp Inc. 307 3 3 Bar Harbor Bankshares 248 4 4 BNH Financial 248 5 5 Millyard Bank 229 6 6 Bank of New England 111 9 7 Bangor Bancorp MHC 73 7 8 New Hampshire Mutual Bancorp 65 8 9 Lowell Five Bancorp MHC 63 11 10 Camden National Corp. 54 All Other Market Participants 54 Market Total 2,028 1) Excludes banks with total assets greater than $10 billion; FDIC deposit data as of June 30, 2025 Source: S&P Capital IQ Pro

7 Strength of Growing Deposit Base Over the two-year period ended June 30, 2025, each Needham Bank branch experienced growth that matched or exceeded growth in its respective market. In aggregate, Needham Bank achieved growth at over 5 times the overall market growth during this period. Branch June 2023 - June 2025 NB Deposit Growth June 2023 - June 2025 Market Growth* NB Performance Needham Main Office 15% 9% 168% Ashland 47% 13% 373% Dedham 36% 25% 146% Dover 25% 26% 99% Medfield 23% 1% 2106% Medford Retail 140% 39% 361% Millis 51% 27% 187% Mission Hill** 111% 0% N/A Natick 53% 4% 1497% Wellesley** 23% -22% N/A Westwood 33% 23% 144% All NB Branches (Excludes BP) 30% 6% 504% *Market Grow th Source: S&P Capital IQ **Incalculable as market contracted or did not grow

8 Largest Employers Boston MSA 2026-2031 Projected HHI Δ Massachusetts 2024 GDP by Industry Boston MSA Median HHI ($) Industry Drivers of Local Market 1) Other industries include accommodation and food services, waste management and remediation services, educational services, management of companies, transportation and warehousing, utilities, arts and entertainment. Source: S&P Capital IQ Pro; U.S. Bureau of Economic Analysis; Massachusetts Department of Economic Research 8

9 Experienced Institutional Leadership Joseph Campanelli Chairman, President & CEO William Darcey President & CEO – Provider Insurance Group Paul J. Ayoub Chair – Nutter McClennen & Fish LLP Susan Elliott Retired EVP – Federal Home Loan Bank of Boston Angela Jackson CEO – Future Forward Strategies Christopher Lynch President – Marshall Resources Joseph R. Nolan, Jr. Chairman, President & CEO – Eversource Francis Orfanello Lead Independent Director Operating Partner – One Rock Capital Partners Hope Pascucci President & Principal – Rose Grove Capital Management Raza Shaikh Managing Director – Launchpad Venture Group Mark Whalen Retired CEO – Needham Bank Joseph Campanelli Chairman, President & CEO Christine Roberts SEVP & Chief Operating Officer James White EVP & Chief Administrative Officer Paul Evangelista EVP & Director of Consumer Payments Kevin Henkin EVP & Chief Credit Officer Stephanie Maiona EVP, Director of Commercial Real Estate James Daley EVP, Director Commercial and Industrial Executive Management Board of Directors JP Lapointe SEVP & Chief Financial Officer 9 Kenneth Montgomery Retired FVP, COO – Federal Reserve Bank of Boston Matt Richardson EVP, Treasury & Cash Management Services Joseph Reilly Former President & CEO – Provident Bancorp, Inc. & BankProv

10 Investment Highlights Experienced management team and talent base to grow market share, invest for the future and serve the community Focused on driving franchise value via relationship-based banking and active community involvement History of consistent earnings through various market cycles Excellent credit profile reflective of a diligent and conservative risk management culture Prudent stewards of capital – committed to responsible lending, driving organic growth and investing in the future Strong and stable deposit base with 130+ year history of banking in the communities served Attractive markets of operation to continue generating core loans and deposits 10

11 Financial Highlights for the First Quarter 2026 • GAAP Net income of $15.0 million, or $0.36 per diluted share for the quarter. • Operating Net Income1 (Non-GAAP) of $15.8 million, or $0. 38 per diluted share for the quarter. • Gross loans increased $223.8 million, or 3.7%, to $6.21 billion, from $6.00 billion in the prior quarter; driven by growth in commercial and industrial loans of $135.4 million, or 13.4%, construction and development loans of $52.1 million, or 7.1% and multi-family loans of $20.6 million, or 4.0%. • The net interest margin expanded 2 basis points to 3.94%, while net interest income increased 10.4% during the quarter; primarily the result of increased average loan balances. • Asset quality remains strong: • Annualized Q1 2026 net charge-offs of 0.91% of average total loans and non-performing loans of $45.6 million, or 0.73% of total loans. • BankProv acquired loans accounted for 0.82% of net-charge offs to average total loans during the quarter and 0.49% of non-performing loans at the end of the quarter. • Provision for credit losses was $6.3 million, up from a $1.1 million release of credit losses in the prior quarter, primarily from the growth in the commercial and industrial loan portfolio. • The Allowance for Credit Losses (“ACL”) decreased by $7.2 million during the quarter, primarily from $12.4 million in charge offs on two BankProv purchased credit deteriorated loans. • Resulting in a decreased coverage ratio of 1.29% of total loans, compared to 1.46% in the prior quarter, but still above our peers. 1) See Appendix for reconciliation of non-GAAP financial metrics 11

12 Financial Highlights for the First Quarter 2026 (Continued) • Total core deposits increased $209.1 million, or 3.9%, from the prior quarter, to $5.53 billion, primarily driven by growth in money market accounts of $92.3 million, noninterest-bearing demand deposits of $44.6 million, customer certificates of deposit of $39.1 and NOW accounts of $30.4 million. • The loans to deposit ratio remained consistent at 102% during the quarter, as loan growth was funded with deposits. • Borrowings and brokered deposits totaled 10.5% of total assets, which is consistent with the prior quarter. • Strong capital position with 11.7% shareholders equity to total assets and 11.2% tangible shareholders' equity to tangible assets¹. • Book value and tangible book value per share were $18.83 and $18.00¹, respectively. • One-time transactions recorded during the quarter included: • Trailing BankProv acquisition costs of $534 thousand ($390 thousand net of tax) related to the completed BankProv acquisition that closed on November 15, 2025; • Non-recurring fees for business line expansion of $500 thousand ($366 thousand net of tax); and • Tax expense and modified endowment contract penalty of $50 thousand related to the surrender of bank-owned life insurance policies acquired from BankProv. 1) See Appendix for reconciliation of non-GAAP financial metrics 12

13 Financial Overview

14 Total Deposits ($M) Tangible Common Equity ($M) Total Assets ($M) Total Gross Loans ($M) Targeted Balance Sheet Growth 14 $2,923 $3,592 $4,533 $5,158 $7,001 $7,226 2021 2022 2023 2024 2025 Q1'26 $2,105 $3,015 $3,889 $4,333 $5,986 $6,210 2021 2022 2023 2024 2025 Q1'26 $2,565 $2,887 $3,387 $4,178 $5,854 $6,097 2021 2022 2023 2024 2025 Q1'26 $326 $343 $757 $765 $821 $806 2021 2022 2023 2024 2025 Q1'26

15 Operating Return on Avg. Tangible Common Equity (%)1, 2 Operating Net Income ($M)1, 2 Operating Return on Average Assets (%)¹ Operating Return on Average Equity (%)¹ Track Record of Strong Performance 1) See Appendix for reconciliation of non-GAAP financial metrics 2) Q1 ’26 operating net income reflects annualized totals 15 0.77% 0.96% 0.86% 0.95% 1.21% 0.92% 2021 2022 2023 2024 2025 Q1'26 6.81% 9.06% 9.40% 6.09% 8.73% 7.43% 2021 2022 2023 2024 2025 Q1'26 6.81% 9.08% 9.43% 6.10% 8.96% 7.77% 2021 2022 2023 2024 2025 Q1'26 $21.6 $30.1 $34.3 $45.5 $66.2 $63.3 2021 2022 2023 2024 2025 Q1'26

16 Operating Noninterest Income / Average Assets (%)¹ Operating Noninterest Expense / Average Assets (%)¹ Net Interest Margin (%) Operating Efficiency Ratio (%)¹ Track Record of Strong Performance (Cont.) 1) See Appendix for reconciliation of non-GAAP financial metrics 16 65.8% 62.3% 60.0% 58.2% 56.2% 60.1% 2021 2022 2023 2024 2025 Q1'26 0.27% 0.26% 0.31% 0.28% 0.26% 0.26% 2021 2022 2023 2024 2025 Q1'26 2.00% 2.28% 2.29% 2.12% 2.42% 2.42% 2021 2022 2023 2024 2025 Q1'26 2.81% 3.49% 3.41% 3.53% 3.79% 3.94% 2021 2022 2023 2024 2025 Q1'26

17 11.28%¹ 17.41%² 13.59%² 13.00%² 2021 2022 2023 2024 2025 Q1'26 10.54%¹ 16.51%² 12.83%² 12.19%² 2021 2022 2023 2024 2025 Q1'26 Tier 1 Capital Ratio (%) Total Capital Ratio (%) Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) Capital Ratios 1) Financials reflect indicative bank level call report data 2) Financials reflect indicative regulatory holding company data Note: “NR” stands for “Not Reported” denoting the Bank’s election into the Community Bank Leverage Ratio framework; See Appendix for reconciliation of non-GAAP financial metrics NR NR NR NR 17 11.16%² 9.54%² 16.70%² 14.82%² 11.78%² 11.21%² 2021 2022 2023 2024 2025 Q1'26 11.23%¹ 10.49%¹ 17.71%² 15.29%² 13.28%² 11.68%² 2021 2022 2023 2024 2025 Q1'26

18 Loan Portfolio & Asset Quality

19 Note: Loan composition reflects regulatory holding company data Diversified Loan Portfolio Q1’26 Yield on Loans: 6.66% $6.22B Q1’26 Total 19 Commercial Real Estate 31% 1-4 Family including HELOCs 22% Commercial & Industrial 18% Construction & Development 13% Multifamily 9% Warehouse 4% Consumer 3%

20 Mortgage Warehouse Portfolio Overview • Our $277.2 million mortgage warehouse lending portfolio, acquired from BankProv, consists of facility lines to non-bank mortgage origination companies (“originators”). o It is a national platform with relationships across the United States that offers Master Repurchase Agreement facilities (“Facilities”) to independent originators, which allow them to fund the closing of residential mortgage loans. o Each Facility advance is fully collateralized, typically by a security interest in one- to four-family residential mortgage loans and is further enhanced by deposit balances. o The primary source of repayment of the facilities is the sale of the underlying mortgage loans to outside investors, which typically occurs within 15 days, except for construction-to-permanent loans, which generally take longer to sell due to the nature of the loan. These investors can include Federal National Mortgage Association/Federal Home Loan Mortgage Corporation and Government National Mortgage Association, as well as other large financial institutions. • The credit risk associated with this type of lending is the risk that the originators are unable to sell the loans, which is very low. The entire portfolio is current as of March 31, 2026. • We approve facilities to originators by conducting a thorough due diligence review of the originator and its ownership to assess their financial liquidity and regulatory risk profiles. We use a proprietary, risk-based scoring model to underwrite the companies, which correlates to our internal loan risk rating system and continually monitor originators’ performance through both internal and external financial management and quality reviews. 20

21 Enterprise Value (“EV”) Portfolio • Our C&I portfolio as of March 31, 2026 includes a $159.1 million EV portfolio, acquired from BankProv. The EV portfolio consists of loans and lines to entities collateralized by the cash flows and underlying enterprise value of the borrowing entity. • This portfolio has loans across the country and is geographically disperse. • The balance of this portfolio as of the date of the BankProv acquisition was $207.0 million. The portfolio has paid down $35.5 million in the short time since acquisition. As of April 30, 2026, this portfolio has paid down to $141 million. • The purchased credit deteriorated EV loans charged off during this time period amounted to $12.4 million and the Bank had $13.2 million in specific reserves against the charged-off loans. • The credit risk associated with this type of lending is the risk that the cash flows of the entity significantly decrease and do not provide for the ability to repay the remaining balance of the loan. • Management monitors this portfolio very closely and has been in close contact with predominantly all of the borrowing entities since acquisition. • Of the $42.3 million of purchase-credit deteriorated fair value marks recorded, $31.2 million related to the EV portfolio with $18.0 million still remaining.

22 Loan balances above are not shown net of deferred fees Loan Portfolio Stats – March 31, 2026 Loan Type Balance Wtd. Avg. Rate Wtd. Avg. Maturity (Yrs) Fixed Rate (%) Variable Rate (%) Commercial Real Estate $1,924,802 6.08% 9.9 17.2% 82.8% 1-4 Family (incl. HELOCs) $1,341,318 5.27% 25.3 42.0% 58.0% C&I $1,143,086 6.74% 6.9 24.3% 75.7% Construction $782,721 7.57% 5.2 20.9% 79.1% Multi-family $538,164 5.73% 16.4 3.6% 96.4% Mortgage Warehouse $277,191 6.35% 0.1 0.0% 100.0% Consumer $212,923 8.72% 11.3 97.4% 2.6% Total Loans $6,220,265 6.31% 12.2 25.8% 74.2% 22

23 Construction & Development / Total Indicative Risk-Based Capital (%)¹ Commercial Real Estate / Total Indicative Risk-Based Capital (%)¹ Loan Portfolio Concentrations 1) Financials reflect regulatory holding company data 23 277% 342% 187% 202% 305% 322% 2021 2022 2023 2024 2025 Q1'26 129% 144% 79% 72% 89% 97% 2021 2022 2023 2024 2025 Q1'26

24 Owner-Occupied CRE By Collateral Type Non-Owner-Occupied CRE By Collateral Type Commercial Real Estate Portfolio $642M Q1’26 Total $1.82B Q1’26 Total 24 Cannabis Facility 32% Industrial Other 20% 14% Special Purpose 14% Retail 8% Office 7% Hospitality 6% Multi - Family 30% Office 15% Hospitality 13% Mixed Use 11% Industrial 8% Retail 6% Self -Storage Facilities 5% Other 4% Recreational Vehicles Park 4% Special Purpose 3% Cannabis Facility 0%

25 Loans Needham Bank Makes Loans Needham Bank Doesn’t Make Needham Bank CRE Loan Examples 25

26 Office Portfolio Overview • Our $348.2 million office portfolio consists principally of suburban Class A and B office space used as medical and traditional offices. The portfolio does not consist of high-rise towers located in Boston. $348M Q1’26 Total 26 Office Portfolio as of 3/31/2026 Weighted Average Rate Weighted Average Maturity (Yrs) Weighted Average LTV Weighted Average DSCR 5.93% 8.23 51.8% 1.78X Non -Owner - Occupied - Office 65% Non -Owner - Occupied - Medical Office 15% Owner - Occupied - Office 10% Construction - Office 5% Construction - Medical Office 2% Owner -Occupied - Medical Office 2%

27 C&I By Type C&I By Geography Overview of C&I Portfolio $1.14B Q1’26 Total $1.14B Q1’26 Total 27 Structured Finance 34% Middle Market 17% Renewable Energy 16% Cannabis 12% Cannabis Bridge Financing 8% Bridge Financing 5% Small Business / Other 9% Chicago, IL 11% Boston 8% Newport Beach, CA 8% Miami, FL 5% New York, NY 5% Vero Beach, FL Salem, NH 4% 4% Weston, MA 4% Sherman Oaks, CA 3% Other 48%

28 Construction By Type Construction By Geography Overview of Construction Lending $783M Q1’26 Total $783M Q1’26 Total 28 Condos 29% Multi -Family Single Family 19% 12% Mixed Use 11% Land 10% Special Purpose 6% Hotel / Motel 6% Office 3% Other 4% Boston, MA 11% Weston, MA 9% Fairfield, CT 7% Milton, MA 8% Newton, MA Salem, NH 4% 5% Natick, MA 4% Cambridge, MA 4% Cranston, RI 4% Wyoming, RI 3% Other 40%

29 Consumer Loans Overview Amounts above exclude purchased premiums or discounts 29 Loan Type Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Purchased: Solar $ 48,494 $ 47,006 $ 45,678 $ 44,410 $ 43,080 Boat Loans 47,455 45,010 42,487 238 - Home Improvement 42,472 40,042 37,753 35,832 34,084 Student Loans 6,472 6,139 5,768 5,455 5,029 Total Purchased Balance $ 144,893 $ 138,197 $ 131,686 $ 85,935 $ 82,193 Originated: Auto Loans $ 61,796 $ 55,589 $ 68,307 $ 75,560 $ 82,167 Boat Loans 39,508 52,535 57,570 35,967 41,228 Other 6,127 7,385 5,696 6,035 5,773 Total Originated Balance $ 107,431 $ 115,509 $ 131,573 $ 117,562 $ 129,168 Loans Held for Sale - Boat Loans - - - 63,447 63,971 Net Charge Offs - Purchased (3ME) $1,018 $709 $458 $1,130 $385 Net Charge Offs - Originated (3ME) $347 $207 $144 $8 $636

30 Consumer Loans Trends 30 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Balance (thousands) Period Overview of Purchased Consumer Loans Net Charge Offs - Purchased (3ME) Net Charge Offs - Originated (3ME) Total Purchased Balance (incl. LHFS) Total Originated Balance

31 Cannabis Business Highlights • As of March 31, 2026, we had outstanding loan balances of $466.8 million to cannabis businesses: • $321.0 million was direct to cannabis entities; • $145.8 million was indirect to cannabis entities; • Weighted average LTV and DSCR was 35.1.% and 3.23, respectively; and, • 52.0% of the total outstanding loans were collateralized by real estate, including 100% of the direct cannabis loans • As of March 31, 2026, the Company had $455.6 million in cannabis deposits • $355.1 million in cannabis-direct and $100.5 million in cannabis-indirect Cannabis Business Loans ($M) Cannabis Business Deposits ($M) 31 70.0% 70.5% 60.7% 61.8% 56.5% 68.8% 30.0% 29.5% 39.3% 38.2% 43.5% 31.2% 12/2024 03/2025 06/2025 09/2025 12/2025 03/2026 Cannabis Direct Cannabis Indirect $358.7M $395.2M $413.8M $408.9M $466.8M $455.6M 12/2024 03/2025 06/2025 09/2025 12/2025 03/2026

32 Reserves / Loans (%) & Reserves / NPLs (%) NPA Trends Asset Quality 1) Financials reflect bank level call report data 2) Financials reflect regulatory holding company data 1.10%¹ 0.36%¹ 0.56%¹ 0.24%² NPAs / Assets 32 0.27%² 0.62%² 0.63%² 0.87% 0.83% 0.83% 0.89% 1.46% 1.29% 175% 117% 298% 280% 201% 146% 0% 100% 200% 300% 0.50% 1.00% 1.50% 2.00% 2021 2022 2023 2024 2025 Q1'26 Reserves / Loans Reserves / NPLs $6.0 $13.0 $10.8 $13.9 $7.5 $15.3 $35.9 $30.3 $4.5 $8.3 2021 2022 2023 2024 2025 Q1'26 NBBK Nonaccruals ($M) BankProv Nonaccruals ($M) TDRs ($M) OREO ($M)

33 1) Reflects annualized metrics Note: Values may not sum due to rounding Historically Strong Credit Culture NCOs / Average Loans (%)¹ • Our loan portfolio consists primarily of commercial real estate and multifamily loans, one-to four-family residential real estate loans, construction and land development loans, commercial and industrial loans, mortgage warehouse loans and consumer loans. These loans are primarily made to individuals and businesses located in our primary lending market area, which is the Greater Boston metropolitan area and surrounding communities in Massachusetts, Eastern Connecticut, Southern New Hampshire and Rhode Island. • For the quarter ended March 31, 2026, the Company’s NCOs / Average Loans were primarily composed of two purchased credit deteriorated loans totaling $12.4 million in charge offs, which carried $13.2 million in specific reserves at the time of charge off. NCOs / Average Loans for organic Needham Bank loans was 0.08% for Q1 ‘26. 33 0.16 0.00 0.10 0.22 0.18 0.91 (0.10%) 0.20% 0.50% 0.80% 2021 2022 2023 2024 2025 Q1'26

34 Funding & Liquidity Management

35 Note: Deposit composition reflects regulatory holding company data Balanced Deposit Base Q1’26 Cost of Deposits: 2.73% $6.1B Q1’26 Total 35

36 Note: Deposit composition reflects regulatory holding company data Support of Strong Deposit Base Cost of Deposits 36 3/31/2026 12/31/2025 Change Balance WAR Balance WAR Balance ($) Balance (%) WAR ($ in Thousands) Noninterest-bearing demand deposits $871,343 0.00% $824,403 0.00% $46,940 5.69% 0.00% Savings accounts 211,295 0.56% 208,672 0.46% 2,623 1.26% 0.10% NOW accounts 692,821 0.17% 664,719 0.16% 28,102 4.23% 0.01% Money market accounts 1,743,163 2.98% 1,650,849 2.97% 92,314 5.59% 0.01% Customer CDs 2,008,314 3.97% 1,969,210 4.07% 39,104 1.99% -0.10% Brokered CDs 570,052 3.85% 535,681 3.94% 34,371 6.42% -0.09% $6,096,988 2.53% $5,853,534 2.60% $243,454 4.16% -0.07% 1.03% 0.43% 0.48% 2.34% 3.28% 2.96% 2.73% 0.00% 2.00% 4.00% 2020 2021 2022 2023 2024 2025 Q1'26

37 Note: Deposit composition reflects regulatory holding company data Certificates of Deposit Maturities 37 Time Deposit Maturities ($M) Brokered Deposit Maturities ($M) 4.06% 3.96% 3.82% 3.57% 3.74% $0 $200 $400 $600 $800 $1,000 $1,200 06/2026 09/2026 12/2026 03/2027 06/2027 3.85% 3.89% 0.00% 0.00% 0.00% $0 $100 $200 $300 $400 $500 $600 06/2026 09/2026 12/2026 03/2027 06/2027

38 Overview of Securities Portfolio $277M Q1’ 26 Total Q1’ 26 Yield on Securities: 4.02% 38 U.S. Treasuries 35% Mortgage -Backed Securities 32% Corporate Bonds 22% Collateralized Mortgage Obligations 4% Municipal Obligations 2% SBA Securities 2% U.S. Gov't Agencies 2%

39 Interest Rate Sensitivity 39 At March 31, 2026 Change in Interest Rates Net Interest Income Year 1 Change (bps) Year 1 Forecast ($000) From Level +400 $278,649 6.7% +300 $275,608 5.5% +200 271,756 4.0% +100 267,723 2.5% -- 261,269 -- (100) 257,262 (1.5%) (200) 254,567 (2.6%) (300) 252,994 (3.2%)

40 Prudent Liquidity Management As of March 31, 2026, the Company had: • $188.3 million of outstanding advances from the Federal Home Loan Bank of Boston (“FHLBB”) • $570.1 million of brokered deposits • $892.7 million of unused borrowing capacity with the FHLBB • $1.0 billion available with the Federal Reserve Bank’s Borrower-in-Custody Program. • $1.2 billion of additional capacity for brokered deposits, pursuant to internal liquidity policy stating that brokered deposits can be up to 25.0% of total assets 80.5% unused capacity 40 FHLB Advances 4.8% Brokered Deposits 14.6% FHLB Unused Borrowing Capacity 22.9% FED Available Borrowing Capacity 25.8% Capacity for Additional Brokered Deposits 31.8% % of Total Liquidity

41 Appendix

42 Notes and Reconciliation of U.S. GAAP and Non -GAAP Financial Measures In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. 1) These amounts are reflected in income tax expense and reflect amounts related to current year compensation and a write-down for future LTIP vesting amounts that are not expected to be tax deductible on a tax return. These amounts are not included in the calculation of the tax benefit associated with non-GAAP adjustments. 42 $ in thousands 2021 2022 2023 2024 2025 Q1 2026 Return on Average Tangible Common Equity: Net Income $21,575 $30,065 $9,825 $42,149 $50,302 $14,984 Adjustments to Net Income: Merger and acquisition costs - - - - - - - - 17,265 534 Non-recurring fees for business line expansion - - - - - - - - - - 500 Needham Bank Charitable Foundation Contribution Resulting from IPO - - - - 19,082 - - - - - - One-Time Conversion and IPO-Related Expenses - - - - 7,931 - - - - - - Defined Benefit Pension Termination Expense (Refund), net - - - - 1,900 390 480 - - Permanent Tax Differences Resulting from Public Company Tax Laws¹ - - - - 3,680 - - - - - - Losses on sales of securities available for sale, net - - - - - - 1,868 - - - - BOLI surrender tax and managed endowment contract penalty - - - - - - 1,705 2,310 50 State tax expense - voluntary disclosure agreements - - - - - - - - 561 - - Total Adjustments to Net Income - - - - $32,593 $3,963 $20,616 $1,084 Less: Net tax benefit associated with pre-tax non-GAAP adjustments to net income - - - - 8,096 634 4,739 277 Non-GAAP Adjustments, net of tax - - - - 24,497 3,329 15,877 807 Operating net income (Non-GAAP) $21,575 $30,065 $34,322 $45,478 $66,179 $15,791 Average Shareholders' Equity $316,723 $331,872 $365,120 $746,332 $758,284 $861,505 Less: Average Intangible Assets - - 689 1,302 1,153 19,447 37,369 Average Tangible Shareholders' Equity (Non-GAAP) $316,723 $331,184 $363,818 $745,179 $738,837 $824,136 ROATCE (Annualized Adjusted Net Income / Average Tangible Shareholders' Equity) 6.81% 9.08% 9.43% 6.10% 8.96% 7.77%

43 Notes and Reconciliation of U.S. GAAP and Non -GAAP Financial Measures (Cont.) In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. 43 $ in thousands 2021 2022 2023 2024 2025 Q1 2026 Operating pre-tax income (non-GAAP): Pre-tax income (GAAP) $27,632 $36,388 $11,844 $58,619 $71,131 $20,352 Add (Subtract): Merger and acquisition costs - - - - - - - - 17,265 534 Non-recurring fees for business line expansion - - - - - - - - - - 500 Needham Bank Charitable Foundation Contribution Resulting from IPO - - - - 19,082 - - - - - - One-Time Conversion and IPO-Related Expenses - - - - 7,931 - - - - - - Defined Benefit Pension Termination Expense (Refund), net - - - - 1,900 390 480 - - Losses on sales of securities available for sale, net - - - - 3,680 - - - - - - Operating pre-tax income (non-GAAP) 27,632 36,388 44,437 59,009 88,876 21,386 Operating Return on Average Assets (Non-GAAP): Operating net income (Non-GAAP) 21,575 30,065 34,322 45,478 66,179 15,791 Average Assets 2,793,333 3,118,890 3,973,093 4,786,379 5,458,675 6,970,059 Operating Return on Average Assets (Non-GAAP) 0.77% 0.96% 0.86% 0.95% 1.21% 0.92% Operating Return on Average Shareholders' Equity (Non-GAAP): Operating net income (Non-GAAP) 21,575 30,065 34,322 45,478 66,179 15,791 Average Shareholders' Equity 316,723 331,872 365,120 746,332 758,284 861,505 Operating Return on Average Shareholders' Equity (Non-GAAP) 6.81% 9.06% 9.40% 6.09% 8.73% 7.43% Tangible Shareholders' Equity / Tangible Assets (Non-GAAP): Shareholders' Equity $326,129 $344,065 $757,959 $765,167 $858,932 $842,778 Less: Intangible Assets - - 1,377 1,227 1,079 37,815 36,923 Tangible Shareholders' Equity (Non-GAAP) $326,129 $342,688 $756,732 $764,088 $821,117 $805,855 Total Assets $2,922,671 $3,595,335 $4,533,412 $5,157,737 $7,006,130 $7,226,437 Less: Intangible Assets - - 1,377 1,227 1,079 37,815 36,923 Tangible Assets (Non-GAAP) $2,922,671 $3,593,958 $4,532,185 $5,156,658 $6,968,315 $7,189,514 Tangible Shareholders' Equity / Tangible Assets (TSE / TA) (Non-GAAP) 11.16% 9.54% 16.70% 14.82% 11.78% 11.21%

44 Notes and Reconciliation of U.S. GAAP and Non -GAAP Financial Measures (Cont.) In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. 44 $ in thousands 2021 2022 2023 2024 2025 Q1 2026 Efficiency Ratio: Net Interest Income $78,011 $104,964 $130,057 $161,198 $197,457 $64,868 Noninterest Income 8,654 9,275 15,577 11,532 16,200 4,513 Total Income $86,665 $114,239 $145,634 $172,730 $213,657 $69,381 Noninterest Income $8,654 $9,275 $15,577 $11,532 $16,200 $4,513 Adjustments to Noninterest Income: Losses on sales of securities available for sale, net - - - - - - 1,868 - - - - Operating Noninterest Income (Non-GAAP) $8,654 $9,275 $15,577 $13,400 $16,200 $4,513 Noninterest Expense $56,983 $71,151 $119,905 $101,989 $137,873 $42,701 Adjustments to Noninterest Expense: Merger and acquisition costs - - - - - - - - 17,265 534 Non-recurring fees for business line expansion - - - - - - - - - - 500 Needham Bank Charitable Foundation Contribution Resulting from IPO - - - - 19,082 - - - - - - One-Time Conversion and IPO-Related Expenses - - - - 7,931 - - - - - - Defined Benefit Pension Termination Expense - - - - 1,900 390 480 - - Reversal of previously taken amortization of solar tax credit investments - - - - 3,680 - - - - - - Operating Noninterest Expense (Non-GAAP) $56,983 $71,151 $87,312 $101,599 $120,128 $41,667 Operating Efficiency Ratio (Non-GAAP) 65.8% 62.3% 60.0% 58.2% 56.2% 60.1% Operating effective tax rate (non-GAAP): Income tax expense (GAAP) $6,057 $6,323 $2,019 $16,470 $20,829 $5,368 Add (Subtract): Permanent Tax Differences Resulting from Public Company Tax Laws¹ - - - - 3,680 - - - - - - BOLI surrender tax and modified endowment contract penalty - - - - - - (1,705) (2,310) (50) State tax expense - voluntary disclosure agreements - - - - - - - - (561) - - Net tax benefit associated with pre-tax non-GAAP adjustments to net income - - - - 8,096 634 4,739 277 Total impact of non-GAAP income tax expense adjustments - - - - 11,776 (1,071) 1,868 227 Income tax expense on an operating basis (non-GAAP) $6,057 $6,323 $13,795 $15,399 $22,697 $5,595 Operating effective tax rate (non-GAAP) 21.9% 17.4% 31.0% 26.1% 25.5% 26.2%

45 Notes and Reconciliation of U.S. GAAP and Non -GAAP Financial Measures (Cont.) In addition to results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this press release contains certain non-GAAP financial measures, including pre-provision net revenue, operating net income, operating pre-tax income, operating noninterest expense, operating noninterest income, operating effective tax rate, operating earnings per share, basic, operating earnings per share, diluted, operating return on average assets, operating return on average shareholders’ equity, operating efficiency ratio, tangible shareholders’ equity, tangible assets and tangible book value per share. The Company’s management believes that the supplemental non-GAAP information is utilized by regulators and market analysts to evaluate a Company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. 45 $ in thousands 2021 2022 2023 2024 2025 Q1 2026 Operating Noninterest Income to Average Assets (Non-GAAP) Operating Noninterest Income (Non-GAAP) 8,654 9,275 15,577 13,400 16,200 4,513 Average Assets $2,793,333 $3,118,890 $3,973,093 $4,786,379 $5,458,675 $6,970,059 Operating Noninterest Income to Average Assets (Non-GAAP) 0.31% 0.30% 0.39% 0.28% 0.30% 0.26% Operating Noninterest Expense to Average Assets (Non-GAAP) Operating Noninterest Expense (Non-GAAP) 56,983 71,151 87,312 101,599 120,128 41,667 Average Assets $2,793,333 $3,118,890 $3,973,093 $4,786,379 $5,458,675 $6,970,059 Operating Noninterest Expense to Average Assets (Non-GAAP) 2.04% 2.28% 2.20% 2.12% 2.20% 2.42%

46 Executive Management Biographies Joseph Campanelli Chairman, President & CEO Christine Roberts SEVP & Chief Operating Officer JP Lapointe SEVP & Chief Financial Officer Mr. Campanelli has served as President and Chief Executive Officer of Needham Bank since joining the Bank in January 2017 and was elected Chairman in 2022. Mr. Campanelli has over 40 years of banking experience in a variety of senior and executive positions, including having served as the President and Chief Executive Officer of Sovereign Bancorp, Inc. and its subsidiary Sovereign Bank as well as Chairman, President and Chief Executive Officer of Flagstar Bancorp, Inc. and its subsidiary Flagstar Bank. Additionally, Mr. Campanelli has a long history of community involvement, currently serving on the board of the Massachusetts Business Roundtable, Boys and Girls Club of Boston and The One Hundred Club of Boston. Ms. Roberts is Senior Executive Vice President and Chief Operating Officer of Needham Bank, a position she has held since January 2025 when she joined Needham Bank. Prior to this, Ms. Roberts was Executive Vice President of Citizens Pay at Citizens Bank since April 2022. Ms. Roberts had been employed at Citizens Bank since August 2012, where she held positions of increasing responsibility across the institution. Mr. Lapointe is Senior Executive Vice President and Chief Financial Officer, a position he has held since February 2024. Prior to this, Mr. Lapointe was the Chief Financial Officer of Northeast Bank from November 2017 until February 2024. Prior to joining Northeast Bank, Mr. Lapointe served as a Senior Audit Manager at Wolf & Company, P.C. in its external and internal audit practices, with a focus on the financial services sector from 2004 to 2017. Mr. Lapointe is a certified public accountant registered in the Commonwealth of Massachusetts. Kevin Henkin EVP & Chief Credit Officer Mr. Henkin is Executive Vice President and Chief Credit Officer of Needham Bank, a position he has held since April 2018. In this role, Mr. Henkin has primary responsibility for managing all aspects of the credit risk management framework over the Bank’s lending operations. Mr. Henkin has over 30 years of banking experience, having served at other financial institutions as well as running a bank consulting firm for three years at which Mr. Henkin conducted external loan reviews, stress testing and due diligence for financial institutions. 46

47 Thank You